Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-QSB (the “Report”) of XRG, Inc. (the “Company”) for the quarter ended September 30, 2005, each of the undersigned Richard Francis, the Chief Executive Officer and the Chief Financial Officer of the Company and Jay Ostrow, the Principal Accounting Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds’ knowledge and belief:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 21, 2005	/s/ Richard Francis
Richard Francis
Chief Executive Officer and Chief Financial Officer

Dated: November 21, 2005	/s/ Jay Ostrow
Jay Ostrow
Principal Accounting Officer